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                                  EXHIBIT 10.4




                     AMENDMENT NO. 2 TO EMPLOYMENT AGREEMENT


         THIS AMENDMENT NO. 2 TO EMPLOYMENT AGREEMENT (the "Amendment") is made and entered into at Santa Barbara, California, on the date hereinafter set forth by and between JOHN M. PHILPOTT (hereinafter referred to as the "Employee") and PDT, INC., a Delaware Corporation (hereinafter referred to as the "Employer").

WHEREAS:

     A. The Employer and the Employee are parties to an Employment Agreement effective as of MARCH 20, 1995, and Amendment No. 1 thereto (the "Employment Agreement").

     B. The parties hereto wish to amend the Employment Agreement in certain respects.

     NOW,   THEREFORE,   in   consideration   of  the  premises,   promises  and
representations hereinafter contained, it is agreed as follows:

     1. Effective DECEMBER 9, 1996, the expiration dates of the Options listed on Exhibit B attached hereto are amended to be ten (10) years from the date of grant, or upon termination of employment, which ever occurs first.

     2. Effective JANUARY 1, 1997, the section entitled EMPLOYEE COMPENSATION on Exhibit A to the Employment Agreement is hereby amended to read as follows:

     EMPLOYEE COMPENSATION

     ONE HUNDRED EIGHT THOUSAND ONE HUNDRED TWENTY DOLLARS ($108,120) PER ANNUM.

     3. In all other respects, the Employment Agreement is hereby ratified, confirmed and approved in its entirety.





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         IN WITNESS WHEREOF,  the parties hereto have executed this Amendment on this 10th day of January, 1997.

                                EMPLOYER:
                                PDT, INC.
                                a Delaware Corporation

                                By: /S/ GARY S. KLEDZIK, PH.D.
                                ------------------------------
                                Gary S. Kledzik, Ph.D.
                                C.E.O. and Chairman


                                EMPLOYEE:

                                /S/ JOHN M. PHILPOTT
                                --------------------
                                John M. Philpott